UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
September 23, 2010

New Jersey	Commission File Number	21-0419870
State of Incorporation	1-3822	I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices

Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On September 28, 2010, Campbell Soup Company (the “Company”) announced that Douglas R. Conant, 59, President and Chief Executive Officer, plans to step down as CEO on July 31, 2011, the end of the Company’s current fiscal year.
The company also announced that the Board of Directors had appointed Denise M. Morrison, 56, to the new position of Executive Vice President and Chief Operating Officer, effective October 1, 2010 in anticipation of her election to succeed Mr. Conant as CEO at the beginning of fiscal 2012. On September 23, 2010 the Board of Directors of the Company increased the size of the Board to 17 members and elected Ms. Morrison as a Director, effective October 1, 2010.
Ms. Morrison has served as the President of North America Soup, Sauces and Beverages since October 2007. She joined Campbell in April 2003 as Chief Customer Officer and was appointed President-Campbell USA in 2005. From 1995 to 2003 she was employed by Kraft and Nabisco, serving most recently as Executive Vice President and General Manager of Kraft Foods’ Snacks and Confections divisions. Prior to that, she was employed by Nestle USA, where she held senior marketing and sales positions. Ms. Morrison began her career at Procter & Gamble in 1975 and later joined PepsiCo.
In connection with her election, the Compensation and Organization Committee of the Board of Directors determined that Ms. Morrison will continue to participate in the Company’s standard executive compensation programs. As of October 1, 2010, she will receive an annual base salary of $875,000 and will have an annual target of 100% of base salary under the Annual Incentive Plan for fiscal 2011 and an annual target of 255% of base salary at median performance under the Long-Term Incentive Program for the grant to be made on October 1, 2011.
A copy of the Company’s press release about the above organization changes is being filed as Exhibit 99.1 to this Form 8-K. A second press release announcing related organization changes is being filed as Exhibit 99.2 to this Form 8-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 23, 2010 the Board of Directors of Campbell Soup Company approved an amendment to Article II, Section 1 of the company’s By-Laws, effective October 1, 2010, to change the size of the Board from 16 to 17 directors. A copy of the By-Laws, as amended, is filed as Exhibit 3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits
(d)	Exhibits
3	By-Laws of the Registrant, effective October 1, 2010.

99.1	Press release dated September 28, 2010 announcing that Douglas R. Conant, President and Chief Executive Officer plans to step down as CEO on July 31, 2011, and that Denise M. Morrison has been elected Executive Vice President and Chief Operating Officer, and a Director effective October 1, 2010.

99.2	Press release dated September 28, 2010 announcing senior leadership team reporting to Denise M. Morrison as Executive Vice President and Chief Operating Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY (Registrant)
Date: September 28, 2010	By:	/s/ Kathleen M. Gibson
Kathleen M. Gibson
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3	By-Laws of the Registrant, effective October 1, 2010.

99.1	Press release dated September 28, 2010 announcing that Douglas R. Conant, President and Chief Executive Officer plans to step down as CEO on July 31, 2011, and that Denise M. Morrison has been elected Executive Vice President and Chief Operating Officer, and a Director effective October 1, 2010.

99.2	Press release dated September 28, 2010 announcing senior leadership team reporting to Denise M. Morrison as Executive Vice President and Chief Operating Officer.